T. Rowe Price Global Technology Fund

Supplement to Prospectus Dated May 1, 2017

In section 1, the information under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective at the close of the New York Stock Exchange on Friday, September 29, 2017, the T. Rowe Price Global Technology Fund will be closed to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on Friday, September 29, 2017, will be permitted to continue to purchase additional shares.

In section 3, the information under “More Information About the Fund and Its Investment Risks” is supplemented as follows:

Subject to certain exceptions, the fund will be closed to new investors and will no longer accept new accounts, effective at the close of the New York Stock Exchange (normally 4 p.m. ET) on Friday, September 29, 2017.

After September 29, 2017, purchases will be permitted for participants in an employer-sponsored retirement plan where the fund already serves as an investment option. Additional purchases will also be permitted for an investor who already holds fund shares in an account directly with T. Rowe Price; however, purchases will be limited to that account and the investor may not open another account in the fund. Additional purchases will generally be permitted if you already hold the fund through a financial intermediary; however, you should check with the financial intermediary to confirm your eligibility to continue purchasing shares of the fund.

After September 29, 2017, new T. Rowe Price IRAs in the fund may be opened only through a direct rollover from an employer-sponsored retirement plan. If permitted by T. Rowe Price, the fund may also be purchased by new investors in intermediary wrap, asset allocation, and other advisory programs when the fund is an existing investment in the intermediary’s program. Investors may convert from one share class of the fund to a different share class of the fund, provided the investor meets the eligibility criteria for the new share class.

The fund’s closure to new investor accounts will not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account after September 29, 2017, will not be permitted to reestablish the account and purchase shares until the fund is reopened to new investors. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is August 1, 2017.

F132-041 8/1/17